UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2015

chatAND, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54587	27-2761655
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

244 5th Avenue, Suite C68 New York, New York	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 321-0559

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2015, Kenneth Londoner notified chatAND, Inc. (the “Company”) of his intention to resign from the board of directors of the Company (the “Board”), effective as of the same date. Mr. Londoner is not resigning from the Board as a result of any disagreement with the Company regarding the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHATAND, INC.

Dated: May 6, 2015	By:	/s/ Steven Chaussy
	Name:	Steven Chaussy
	Title:	Chief Financial Officer